STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	14
Beginning Date of Collection Period	21-Apr-03
End Date of Collection Period	19-May-03
Distribution Date	20-May-03
Previous Distribution Date	21-Apr-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	34,451,959.76
Principal Collections	28,507,470.65
Interest Collections (net of servicing fee)	5,629,174.87
Servicing fee	315,314.24
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	34,451,959.76
Interest Paid to Certificates	796,690.42
Principal Paid to Certificates	28,765,043.55
Equity Certificate	4,574,911.55
Servicing Fee	315,314.24

Balance Reconciliation

Begin Principal Balance	756,754,164.36
Principal Collections (including repurchases)	28,507,470.65
Charge off Amount	257,572.90
End Principal Balance	727,989,120.81

Collateral Performance
Cash Yield (% of beginning balance)	9.43%
Charge off Rate (% of beginning balance)	0.41%
Net Yield	9.02%

Delinquent Loans
30-59 days principal balance of loans	20,037,342.73
30-59 days number of loans	209
60-89 days principal balance of loans	3,766,825.51
60-89 days number of loans	43
90+ days principal balance of loans	17,612,472.81
90+ days number of loans	198

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,130
Number outstanding end of period	7,842
Number that went into REO	5
Principal Balance that went into REO	650,389.17

Overcollateralization
Begin OC Amount	191,413,823.00
OC Release Amount	0.00
Extra Principal Distribution	0.00
End OC Amount	191,413,823.00

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.01
Interim OC Deficiency	0.00

Monthly Excess Cashflow	4,574,911.55

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	52.95%

Interest Calculations
1 month LIBOR	1.32938%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.69938%
Class A Pass-Through Rate	1.69938%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.14938%
Class M Pass-Through Rate	2.14938%
Available Funds Cap	10.77569%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	29.149324
2. Principal Distribution per $1,000	28.385613
3. Interest Distribution per $1,000	0.763711

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.69938%
2. Days in Accrual Period	29

3. Class A Interest Due	687,929.00
4. Class A Interest Paid	687,929.00
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	502,524,933.84
2. Class A Principal Due	25,568,937.06
3. Class A Principal Paid	25,568,937.06
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	476,955,996.78

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.6551691

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	29.351557
2. Principal Distribution per $1,000	28.385613
3. Interest Distribution per $1,000	0.965944

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.14938%
2. Days in Accrual Period	29

3. Class M Interest Due	108,761.42
4. Class M Interest Paid	108,761.42
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	62,815,407.51
2. Class M Principal Due	3,196,106.49
3. Class M Principal Paid	3,196,106.49
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	59,619,301.02

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0818959